                                                                 ARTHUR ANDERSEN



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-40410 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.


Hartford, Connecticut                                    /s/ Arthur Andersen LLP
December 26, 2000